UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1
to
FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):       December 15, 2010

Colorado Rare Earths, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-32299	87-0638338
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

12 North Washington Street, Montoursville, Pennsylvania 17754
(Address of principal executive offices)

Registrant's telephone number, including area code:   (570) 368-7633

Calypso Media Services Group, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 16, 2010, Calypso Media Services Group, Inc., now known as Colorado Rare Earths, Inc., (the “Company”), filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of its acquisition of Seaglass Holding Corp.  This Amendment No. 1 to the Initial Form 8-K amends and supplements the Initial Form 8-K to include financial statements and pro forma financial statements required by Items 9.01(a) and 9.12(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The financial statements of Seaglass Holding Corp. as of December 14, 2010 required by this item are included herewith as Exhibit 99.1 to this Form 8-K/A.

(b) Pro Forma Financial Information

The unaudited pro forma financial information of the Company and Seaglass Holding Corp. as of December 15, 2010 required by this item are included herewith as Exhibit 99.2 to this Form 8-K/A.

(d)	Exhibits

99.1	Financial statements of Seaglass Holding Corp. as of December 14, 2010.

99.2	Unaudited pro forma financial statements of the Company and Seaglass Holding Corp. as of December 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calypso Financial Services, Inc.

Date: July 7, 2011	By /S/ Michael D. Parnell
Michael D. Parnell
President